UNITES STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2018

NEPHROS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-32288	13-3971809
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

380 Lackawanna Place, South Orange, New Jersey 07079
(Address of principal executive offices, including ZIP code)

(201) 343-5202
(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders on May 23, 2018, the stockholders of Nephros, Inc. (the “Company”) approved the Company’s 2015 Equity Incentive Plan (the “2015 Plan”). The principal provisions of the 2015 Plan are summarized below. This summary is not a complete description of all of the 2015 Plan’s provisions, and is qualified in its entirety by reference to the 2015 Plan, which is attached hereto as Exhibit 10.1.

Administration

The Board will initially be the administrator of the 2015 Plan, but the Board may delegate the administration of the 2015 Plan to the Compensation Committee. The Board and any Committee to which it may delegate the administration of the 2015 Plan are collectively referred to in the 2015 Plan as the “Administrator.”

The Administrator may delegate to one or more Committees and/or sub-Committees, or to one or more of the Company’s officers, or to one or more agents and/or advisors, such administrative duties or powers as it may deem advisable. The Administrator or any Committees or individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility of the Administrator or such Committees or individuals may have under the 2015 Plan. The Administrator may, by resolution, authorize one or more of the Company’s officers to do one or both of the following on the same basis as the Administrator: (i) designate employees to be recipients of awards under the 2015 Plan and (ii) determine the size of any such awards; provided, however, that the Committee may not delegate such responsibilities to any such officer for awards granted to an employee who is one of the Company’s officers or directors or the beneficial owner of more than 10% of the Company’s common stock; the resolution providing such authorization sets forth the total number of awards such officer(s) may grant; and the officer(s) must report periodically to the Administrator regarding the nature and scope of the awards granted pursuant to the authority delegated.

Except as otherwise provided in the 2015 Plan, the Administrator will have all of the powers vested in it under the provisions of the 2015 Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an award will be granted; the individuals to whom, and the time or times at which, awards will be granted; the number of shares subject to each award; the exercise price of Options granted hereunder; and the performance criteria, if any, and any other terms and conditions of each award. The Administrator will have full power and authority to administer and interpret the 2015 Plan, to make and amend rules, regulations and guidelines for administering the 2015 Plan, to prescribe the form and conditions of the respective Agreements evidencing each award (which may vary from Participant to Participant), to amend or revise Agreements evidencing any award (to the extent the amended terms would be permitted by the 2015 Plan and provided that no such revision or amendment, except as is authorized in Section 15 of the 2015 Plan, may impair the terms and conditions of any award that is outstanding on the date of such revision or amendment to the material detriment of the Participant in the absence of the consent of the Participant), and to make all other determinations necessary or advisable for the administration of the 2015 Plan (including to correct any defect, omission or inconsistency in the 2015 Plan or any Agreement, to the extent permitted by law and the 2015 Plan). The Administrator’s interpretation of the 2015 Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it under the 2015 Plan will be conclusive and binding on all parties concerned.

Eligibility

Any employee, director, or consultant may participate in the 2015 Plan; provided, however, that only employees are eligible to receive incentive stock options.

Shares Available for Awards

The stock to be awarded or optioned under the Plan (the “share authorization”) will consist of authorized but unissued or reacquired shares of common stock. The maximum aggregate number of shares of common stock reserved and available for awards under the 2015 Plan is 10,000,000 shares; provided, that all shares of stock reserved and available under the 2015 Plan will constitute the maximum aggregate number of shares of stock that may be issued through incentive stock options.

The following shares of common stock will not reduce the share authorization and will continue to be reserved and available for awards granted pursuant to the 2015 Plan: (i) all or any portion of any outstanding restricted stock award or restricted stock unit that expires or is forfeited for any reason, or that is terminated prior to the vesting or lapsing of the risks of forfeiture on such award, and (ii) shares of common stock covered by an award to the extent the award is settled in cash; provided, however, that the full number of shares of common stock subject to a stock appreciation right will reduce the share authorization, whether such stock appreciation right is settled in cash or shares of common stock. Any shares of common stock withheld to satisfy tax withholding obligations on an award, shares of common stock withheld to pay the exercise price of an option, and shares of common stock subject to a broker-assisted cashless exercise of an option will reduce the share authorization.

Unless and until the Administrator of the 2015 Plan determines that a specific award to a covered employee is not “performance-based” compensation for purposes of the prior version of Section 162(m) of the Internal Revenue Code (in which case the following limits will not apply to that award), no person may be granted options or stock appreciation rights under the 2015 Plan for more than 3,000,000 shares of common stock in any calendar year, and no person may be granted restricted stock awards, restricted stock unit awards or performance awards under the 2015 Plan for more than 1,000,000 shares of common stock in any calendar year. These limits remain in place, despite the elimination of the “performance-based” compensation deduction in Section 162(m), as discussed below.

The Administrator will adjust the number of shares and share limit described above in the case of a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-off, repurchase or exchange of shares, or other similar corporate transaction where such an adjustment is necessary to prevent dilution or enlargement of the benefits available under the 2015 Plan. Any adjustment determination made by the Administrator will be final, binding and conclusive.

Type of Awards and Terms and Conditions

The 2015 Stock Plan provides that the Administrator may grant awards to eligible participants in any of the following forms, subject to such terms, conditions and provisions as the Administrator may determine to be necessary or desirable:

●	stock options, including both incentive stock options (“ISOs”) and non-qualified stock options;
●	stock appreciation rights;
●	restricted stock;
●	restricted stock units; and
●	performance awards.

Options. Options may either be incentive stock options, which are specifically designated as such for purposes of compliance with Section 422 of the Internal Revenue Code, or non-qualified stock options. Options vest as determined by the Administrator, subject to applicable performance objectives and statutory limitations regarding the maximum term of ISOs and the maximum value of ISOs that may vest in one year. The exercise price of each share subject to an ISO will be equal to or greater than the fair market value of a share on the date of the grant of the ISO, except in the case of an ISO grant to a stockholder who owns stock possessing more than 10% of the total combined voting power of all classes of Company stock or its parent or any subsidiary, the exercise price will be equal to or greater than 110% of the fair market value of a share on the grant date. Non-qualified stock options vest as determined by the Administrator, subject to applicable performance objectives and statutory limitations regarding the maximum term of non-qualified stock options. The exercise price of each share subject to a non-qualified stock option will be determined by the Administrator at the time of grant but must be equal to or greater than the fair market value of a share on the date of grant. Recipients of options have no rights as stockholders with respect to any shares covered by the award until the award is exercised and a stock certificate or book entry evidencing such shares is issued or made, respectively.

Restricted Stock Awards. Restricted stock awards consist of shares granted to a participant that are subject to one or more risks of forfeiture. Restricted stock awards may be subject to risk of forfeiture based on the passage of time or the satisfaction of other criteria, such as continued employment or the Company’s performance. Recipients of restricted stock awards are entitled to vote and receive dividends attributable to the shares underlying the awards beginning on the grant date, but have no other rights as stockholders with respect to such shares.

Restricted Stock Units. Restricted stock units consist of a right to receive shares (or cash, in the Administrator’s discretion) on one or more vesting dates in the future. The vesting dates may be based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock units have no rights as stockholders with respect to any shares covered by the awards until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Performance Awards. Performance awards, which may be denominated in cash or shares, are earned upon achievement of performance objectives during a performance period established by the Administrator. Recipients of performance awards have no rights as stockholders with respect to any shares covered by the awards until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Stock Appreciation Rights. A stock appreciation right may be granted independent of, or in tandem with, a previously or contemporaneously granted stock option, as determined by the Administrator. Generally, upon exercise of a stock appreciation right, the recipient will receive cash, shares of Company stock, or a combination of cash and stock, with a value equal to the excess of: (i) the fair market value of a specified number of shares of Company stock on the date of the exercise, over (ii) a specified exercise price. Stock appreciation rights vest as determined by the Administrator, subject to applicable performance objectives and statutory limitations regarding the maximum term of stock appreciation rights. Recipients of stock appreciation rights have no rights as a stockholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Amendments of the 2015 Plan

The Board may from time to time, insofar as permitted by law, suspend or discontinue the 2015 Plan or revise or amend it in any respect. However, to the extent required by applicable law or regulation or as except as provided under the 2015 Plan itself, the Board may not, without stockholder approval, revise or amend the 2015 Plan to (i) materially increase the number of shares subject to the 2015 Plan, (ii) change the designation of participants, including the class of employees, eligible to receive awards, (iii) decrease the price at which options or stock appreciation rights may be granted, (iv) cancel, regrant, repurchase for cash, or replace options or stock appreciation rights that have an exercise price in excess of the fair market value of the common stock with other awards, or amend the terms of outstanding options or stock appreciation rights to reduce their exercise price, (v) materially increase the benefits accruing to participants under the 2015 Plan, or (vi) make any modification that will cause incentive stock options to fail to meet the requirements of Internal Revenue Code Section 422.

Term

The Administrator may grant awards pursuant to the 2015 Plan until it is discontinued or terminated; provided, however, that ISOs may not be granted after March 25, 2025.

Change of Control

Unless otherwise provided in the terms of an award, upon a Company change of control, as defined in the 2015 Plan, the Administrator may provide for one or more of the following: (i) the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all awards (or portions thereof); (ii) the complete termination of the 2015 Plan and the cancellation of any or all awards (or portions thereof) that have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable in each case as of the effective date of the change of control; (iii) that the entity succeeding us by reason of such change of control, or the parent of such entity, must assume or continue any or all awards (or portions thereof) outstanding immediately prior to the change of control or substitute for any or all such awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations; or (iv) that participants holding outstanding awards will become entitled to receive, with respect to each share of common stock subject to such award (whether vested or unvested, as determined by the Administrator pursuant to the 2015 Plan) as of the effective date of any such change of control, cash in an amount equal to (1) for participants holding options or stock appreciation rights, the excess of the fair market value of such common stock on the date immediately preceding the effective date of such change of control over the exercise price per share of options or stock appreciation rights, or (2) for participants holding awards other than options or stock appreciation rights, the fair market value of such common stock on the date immediately preceding the effective date of such change of control. The Administrator need not take the same action with respect to all awards (or portions thereof) or with respect to all participants.

Payment

Upon exercise of an option granted under the 2015 Plan, and as permitted in the Administrator’s discretion, the option holder may pay the exercise price in cash (or cash equivalent), by surrendering previously-acquired unencumbered shares of Company common stock, by withholding shares of Company common stock from the number of shares that would otherwise be issuable upon exercise of the option (e.g., a net share settlement), through broker-assisted cashless exercise (if compliant with applicable securities laws and any of the Company’s insider trading policies), another form of payment authorized by the Administrator, or a combination of any of the foregoing. If the exercise price is paid, in whole or in part, with Company common stock, the then-current fair market value of the stock delivered or withheld will be used to calculate the number of shares required to be delivered or withheld.

Transfer Restrictions

Unless permitted by law and expressly permitted by the 2015 Plan or underlying award agreement, no award will be transferable, other than by will or by the laws of descent and distribution. The Administrator may permit a recipient of a non-qualified stock option to transfer the award by gift to his or her “immediate family” or to certain trusts or partnerships (as defined and permitted by applicable federal securities law).

Forms of Agreement

The Administrator has approved forms of agreement to govern various awards. The foregoing summaries of the 2015 Plan and the forms of the agreements do not purport to be complete and are qualified in their entirety by reference to the text of the 2015 Plan, a copy of which is attached hereto as Exhibit 10.1, and to the text of the forms of agreement, copies of which are attached hereto as Exhibits 10.2 through 10.5. These exhibits are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2018 Annual Meeting of Stockholders on May 23, 2018. At the meeting:

1.	Stockholders elected to the Company’s Board of Directors one nominee to serve a three-year term expiring in 2021, two nominees to serve two-year terms expiring in 2020, and two nominees to serve a one-year term expiring in 2019;

2.	Stockholders ratified the selection of Moody, Famiglietti & Andronico, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018;

3.	Stockholders approved the Nephros, Inc. 2015 Equity Incentive Plan;and

4.	Stockholders approved, on a non-binding and advisory basis, the compensation of the named executive officers.

The voting results for each such matter were as follows:

1.	Election of Directors:

Nominee:	For:	Withheld:	Broker Non-Votes:
Arthur H. Amron, term expiring 2021	36,982,672	303,521	12,976,184
Paul A. Mieyal, term expiring 2019	36,982,672	303,521	12,976,184
Malcolm Persen, term expiring 2019	36,993,660	292,533	12,976,184
Daron Evans, term expiring 2020	37,014,538	271,655	12,976,184
Moshe Pinto, term expiring 2020	36,993,659	292,534	12,976,184

2.	Ratification of selection of Moody, Famiglietti & Andronico, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

For:	Against:	Abstain:	Broker Non-Votes:
49,492,415	233,810	536,152	0

3.	Approval of the Nephros, Inc. 2015 Equity Incentive Plan:

For:	Against:	Abstain:	Broker Non-Votes:
36,537,988	700,631	47,574	12,976,184

4.	Approval of, on a non-binding and advisory basis, named executive officer compensation:

For:	Against:	Abstain:	Broker Non-Votes:
36,734,745	506,320	45,128	12,976,184

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Nephros, Inc. 2015 Equity Incentive Plan (incorporated by reference to Exhibit 10.2 to Nephros, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, filed with the SEC on May 15, 2015).

10.2	Form of Incentive Stock Option Agreement under the 2015 Equity Incentive Plan (incorporated by reference to Exhibit 10.3 to Nephros, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015).

10.3	Form of Non-Qualified Stock Option Agreement under the 2015 Equity Incentive Plan (incorporated by reference to Exhibit 10.4 to Nephros, Inc.’’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015).

10.4	Form of Restricted Stock Agreement under the 2015 Equity Incentive Plan (incorporated by reference to Exhibit 10.5 to Nephros, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015).

10.5	Form of Restricted Stock Unit Agreement under the 2015 Equity Incentive Plan (incorporated by reference to Exhibit 10.6 to Nephros, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nephros, Inc.

Dated: May 24, 2018	By:	/s/ Daron Evans
Daron Evans
Chief Executive Officer